UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Meredith Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on November 3, 2010.  The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal 1.  Election of Directors.

The Company’s shareholders elected the four persons nominated as Class III directors of the Company as set forth below:

Nominees	For*	Withhold	Broker Non-Votes
Mary Sue Coleman	112,873,905	319,427	2,175,086
D. Mell Meredith Frazier	101,736,039	11,457,293	2,175,086
Joel W. Johnson	112,853,003	340,329	2,175,086
Stephen M. Lacy	112,628,480	564,852	2,175,086

* As specified on the proxy card, if no vote For or Withhold was specified, the shares were voted For the election of the named director.

Proposal 2:  The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company for the fiscal year ending June 30, 2011.

For	Against	Abstain	Broker Non-Votes
115,280,533	48,969	38,915	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ John S. Zieser

Chief Development Officer, General Counsel and Secretary

Date:	November 5, 2010